Commitments and Contingencies	6 Months Ended
Jun. 30, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

NOTE 7 – COMMITMENTS AND CONTINGENCIES

On May 4, 2017, the Company entered into a software development agreement with a third party to design, develop and implement software, which is defined as websites, applications, and demand side platform. The agreement has no specified termination date and is cancellable at any time. As consideration for services to be performed, the Company must provide a retainer in the amount of $20,000 that is to be replenished once the billed costs bring the retainer to a level below $1,000. Projects will be billed on a per project basis. As of June 30, 2017, the retainer has not been paid.